SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

                Strayer Education, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Wilson Boulevard Suite 2500 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 247-2500

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operation and Financial Condition

On May 4, 2004, Robert S. Silberman, Chief Executive Officer of Strayer Education, Inc. (the "Company") made a presentation to the attendees at the Annual Meeting of Shareholders of the Company. The presentation was also webcast through the Company's website. A copy of the materials that accompanied the presentation is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The webcast, as well as the attached materials, will remain available through the Company's website at www.strayereducation.com until June 4, 2004.

The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strayer Education, Inc.

Date: May 4, 2004

By: /s/ Mark C. Brown
Mark C. Brown Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.01	The presentation made by Robert S. Silberman to the attendees at the Annual Meeting of Shareholders.